                                                                    EXHIBIT 10.2

                            SHARE PURCHASE AGREEMENT

THIS AGREEMENT is made as of the 15th day of October, 1999,

AMONG:

           PETER C. ELLSWORTH of 265 Benton Avenue, Missoula, Montana,
                                   59801, USA

AND:

         GARRY J. CARLSON of 921 West Spruce, Missoula, Montana, 59802,
                                       USA

                 (hereinafter collectively called the "Vendors")

                                OF THE FIRST PART

AND:

       DELTA INTERNATIONAL MINING AND EXPLORATION
       INC., a body corporate duly incorporated pursuant to the laws of the State of Nevada, having its place of business at 11649 East Cortez Drive, Scottsdale, Arizona, 85259, USA

                      (hereinafter called the "Purchaser")

                               OF THE SECOND PART

AND:

       BRITT MINERALS INC., a body corporate duly incorporated pursuant to the laws of the State of Montana having its registered office at 921 West Spruce, Missoula, Montana, 59802, USA

                     (hereinafter called the "Corporation")

                                OF THE THIRD PART

WHEREAS:

A. The Vendors have agreed to sell and the Purchaser has agreed to purchase 100% of the issued and outstanding shares of the Corporation, being a total of 200 shares of the common stock of the Corporation;

B. In order to record the terms and conditions of the agreement among them the parties wish to enter into this agreement;

NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the foregoing and of the sum of $10.00 paid by the Purchaser to each of the Vendors and to the Corporation, the receipt of which is hereby acknowledged, the parties hereto agree each with the other as follows:

1. INTERPRETATION

1.1 Where used herein or in any amendments or Schedules hereto, the following terms shall have the following meanings:

         (a) "Financial Statements" means those financial statements of the Corporation as at September 30, 1999 and attached hereto as Schedule "A";

         (b) "Shares" means the 200 shares of common stock in the capital of the Corporation being sold to the Purchaser, being 100% of all of the issued and outstanding shares of the Corporation;

         (c) "Purchaser Shares" means those 600,000 shares of common stock of the Purchaser which will be issued to the Vendors as consideration for the Shares;

         (d) "Royalty" means the gross returns royalty of 1.5% granted to the Vendors by the Corporation, in the form which is attached to this agreement as Schedule D. The Vendors have granted .5% of the gross returns royalty to Front Range Exploration Corporation.

1.2 All dollar amounts referred to in this agreement are in American dollars, unless expressly stated otherwise.

1.3 The following schedules are attached to and form part of this agreement:

         Schedule A - Financial Statements

         Schedule B - List of Mineral Claims and Leases

         Schedule C - Corporation Assets, Encumbrances, Litigation and other material information

         Schedule D - Form of the Royalty

2. PURCHASE OF SHARES

2.1 The Vendors each hereby covenant and agree to sell, assign and transfer to the Purchaser, and the Purchaser covenants and agrees to purchase from each of the Vendors the Shares held by each Vendor.

2.2 As consideration for the sale of the Shares, the Purchaser shall allot and issue the Purchaser Shares to the Vendors;

2.3 The Purchaser Shares shall be allotted and issued to the Vendors and to Front Range Exploration Corporation in the following proportions; Peter Ellsworth 300,000 shares, and Garry J. Carlson 300,000 shares.

2.4 In addition, the Purchaser will grant the Vendors a mineral royalty in the form which is attached to this agreement as Schedule D in the Exploration License, Mineral Purchase Option and lease Agreement entered into between the William W. Lewis Equity Trust and David W. Lewis, as owners, and the Purchaser. This agreement was entered into by Delta rather than by the Vendors or the Corporation, as was the case with the mineral claims and leases listed in Schedule B.

2.5 As of the date of this agreement the Vendors are negotiating leases on property in Fergus County known as Homestead Kimberlite with Russell and Betty Ann Gjerde, Noel Newberg, and John Schultz. The Corporation will be the lessee under those leases. The Purchaser agrees to grant the

Vendors a mineral royalty in the form which is attached to this agreement as Schedule D in those leases.

3. COVENANTS, REPRESENTATIONS AND WARRANTIES OF THE VENDORS AND THE CORPORATION

The Vendors and the Corporation jointly and severally covenant with and represent and warrant to the Purchaser as follows, and acknowledge that the Purchaser is relying upon such covenants, representations and warranties in connection with the purchase by the Purchaser of the Shares:

3.1 The Corporation has been duly incorporated and organized, is validly existing and is in good standing under the laws of the State of Montana; it has the corporate power to own the claims and leases owned by it; it holds all necessary prospectors or mineral exploration licenses required under the State of Montana required to carry on the business of exploration for minerals in the State of Montana; it is duly qualified as a corporation to do business and is in good standing with respect thereto in each jurisdiction in which the nature of the business conducted by the Corporation or the property owned or leased by it makes such qualification necessary; and it has or will have on the Closing Date all necessary licenses, permits, authorizations and consents to operate its business.

3.2 The authorized capital of the Corporation consists of 50,000 shares of common stock without par value, of which 200 shares have been duly issued and are outstanding as fully paid and non-assessable.

3.3 The Shares owned by the Vendors are owned by them as the beneficial and recorded owners with a good and marketable title thereto, free and clear of all mortgages, liens, charges, security interests, adverse claims, pledges, encumbrances and demands whatsoever as follows:

                                                     Percentage
                                    Number of        of Issued
Name of Shareholder                 Shares           Corporation Shares
-------------------                 ------           ------------------

Garry J. Carlson                    100              50%
Peter C. Ellsworth                  100              50%

3.4 No person, firm or corporation has any agreement or option or any right or privilege (whether by law, pre-emptive or contractual) capable of becoming an agreement or option for the purchase from the Vendors of any of the Shares.

3.5 No person, firm or corporation has any agreement or option, including convertible securities, warrants or convertible obligations of any nature, or any right or privilege (whether by law, pre-emptive or contractual) capable of becoming an agreement or option for the purchase, subscription, allotment or issuance of any of the unissued shares in the capital of the Corporation or of any securities of the Corporation.

3.6 The Corporation does not have any subsidiaries or agreements of any nature to acquire any subsidiary or to acquire or lease any other business operations and will not prior to the Closing Date acquire, or agree to acquire, any subsidiary or business without the prior written consent of the Purchaser.

3.7 The Corporation will not, without the prior written consent of the Purchaser, issue any additional shares from and after the date hereof to the Closing Date or create any options, warrants or rights for any person to subscribe for or acquire any unissued shares in the capital of the Corporation.

3.8 The Corporation is not a party to or bound by any agreement of guarantee, warranty, indemnification, assumption or endorsement or any other like commitment of the obligations, liabilities (contingent or otherwise) or indebtedness of any other person, firm or corporation.

3.9 The books and records of the Corporation fairly and correctly set out and disclose in all material respects, in accordance with generally accepted accounting principles, the financial position of the Corporation as at the date hereof, and all material financial transactions of the Corporation have been accurately recorded in such books and records.

3.10 The Financial Statements present fairly the assets, liabilities (whether accrued, absolute, contingent or otherwise) and the financial condition of the Corporation as at the date thereof and there will not be, prior to the Closing Date, any material increase in such liabilities.

3.11 Except as disclosed in the Schedules hereto the Corporation does not have any indebtedness or contract of any asset, contract, or indebtedness of any nature whatsoever.

3.12 The business of the Corporation has been carried on in the ordinary and normal course by the Corporation since the date of the Financial Statements and will be carried on by the Corporation in the ordinary and normal course after the date hereof and up to the Closing Date.

3.13 Except as disclosed in the Schedules hereto, the Corporation is not a party to any written or oral employment, service or pension agreement, and the Corporation does not have any employees who cannot be dismissed on not more than one months notice without further liability.

3.14 Except as disclosed in the Schedules hereto, the Corporation does not have outstanding any bonds, debentures, mortgages, notes or other indebtedness, and the Corporation is not under any agreement to create or issue any bonds, debentures, mortgages, notes or other indebtedness.

3.15 Except as disclosed in the Schedules hereto, the Corporation is not the owner or lessee under any agreement to own or lease any real property.

3.16 Except as disclosed in the Schedules hereto and except for the Royalty, the Corporation owns, possesses and has good and marketable title to its undertaking, property and assets, and without restricting the generality of the foregoing, all of those mineral claims or leases described in Schedule "B" hereto, free and clear of any and all mortgages, liens, pledges, charges, security interests, encumbrances, actions, claims or demands of any nature whatsoever or howsoever arising, accept for statutory commitments which are required to keep the claims or leases in good standing.

3.17 The Corporation has no loans or indebtedness outstanding which have been made to directors, former directors, officers, shareholders and employees of the Corporation or to any person or corporation not dealing at arm's length with any of the foregoing.

3.18 The Corporation has made full disclosure to the Purchaser of all aspects of its business and has made all of its books and records available to the representatives of the Purchaser in order to assist the Purchaser in the performance of its due diligence searches and no material facts in relation to its business have been concealed by the Corporation or the Vendors.

3.19 There are no material liabilities of the Corporation of any kind whatsoever, whether or not accrued and whether or not determined or determinable, in respect of which the Corporation or the Purchaser may become liable on or after the consummation of the transaction contemplated by this agreement.

3.20 The Articles, bylaws and other constituting documents of the Corporation in effect with the appropriate corporate authorities as at the date of this agreement will remain in full force and effect without any changes thereto as at the Closing Date.

3.21     The directors and officers of the Corporation are as follows:

         NAME                       POSITION
         ----                       --------

         Peter Ellsworth            President & Director
         Garry J. Carlson           Secretary, Treasurer & Director

4. CLOSING ARRANGEMENTS

4.1 The Closing shall take place within 30 days of the date of this Agreement at the offices of A. F. Schaffer PC, 7537 East McDonald Drive, Scottsdale, Arizona 85250-6062, USA. On the Closing Date upon fulfilment of all the conditions set out in article 3 which have not been waived in writing by the Purchaser, then

(a) the Vendors, shall deliver to the Purchaser certificates representing all the Shares duly endorsed in blank for transfer or with a Stock Power of Attorney (in either case with a signature guaranteed by the appropriate official).

(b) the Vendors and the Corporation shall cause the transfers of the Shares into the name of the Purchaser or its subsidiary Global Gold Inc., to be duly and regularly recorded in the books and records of the Corporation;

(c) the Purchaser shall deliver to the Vendors share certificates representing the Purchaser Shares in the names of the Vendors.

5. GENERAL PROVISIONS

5.1 Time shall be of the essence of this agreement.

5.2 This agreement contains the whole agreement between the parties hereto in respect of the purchase and sale of the Shares and there are no warranties, representations, terms, conditions or collateral agreements expressed, implied or statutory, other than as expressly set forth in this agreement. All previous statements, negotiations, preliminary instruments, and agreements between the parties which relate to the Corporation and its assets are superseded by and merged into this agreement.

5.3 This agreement shall enure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns. The Purchaser may not assign this agreement without the consent of the Corporation which consent may be unreasonably withheld.

5.4 Any notice to be given under this agreement shall be duly and properly given if made in writing and by delivering or telecopying the same to the addressee at the address as set out on page one of this agreement. Any notice given as aforesaid shall be deemed to have been given or made on, if delivered, the date on which it was delivered or, if telecopied, on the next business day after it was telecopied. Any party hereto may change its address for notice from time to time by notice given to the other parties hereto in accordance with the foregoing.

5.5 This agreement may be executed in one or more counterparts, each of which so executed shall constitute an original and all of which together shall constitute one and the same agreement.

5.6 This agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of Nevada, and each of the parties hereto irrevocably attorns to the exclusive jurisdiction of the Courts of the State of Nevada.

IN WITNESS WHEREOF the parties hereto have executed this agreement as of the day and year first above written.

DELTA INTERNATIONAL MINING AND EXPLORATION INC.

Per: /s/ Gary L. Boyd
     --------------------------------------
Gary L. Boyd, President


Per: /s/ Robert Mathews
     --------------------------------------
Robert Mathews, CFO

SIGNED, SEALED AND DELIVERED
by Peter C. Ellsworth in the presence of:

 /s/ Peter S. Dayton                          )
-------------------------------------------
Witness Signature                             )
                                              )          /s/ Peter C. Ellsworth
                                                         ----------------------
Name: Peter S. Dayton                         )          Peter C. Ellsworth
      -------------------------------------
                                              )
Address:  111 North Higgins, Suite 600        )
        ---------------------------------
                Missoula, Montana 59802       )
              -----------------------------

SIGNED, SEALED AND DELIVERED
by Garry J. Carlson in the presence of:

 /s/ Peter S. Dayton                          )
-------------------------------------------
Witness Signature                             )
                                              )          /s/ Garry J. Carlson
                                                         --------------------
Name: Peter S. Dayton                         )          Garry J. Carlson
      -------------------------------------
                                              )
Address:  111 North Higgins, Suite 600        )
        ---------------------------------
                Missoula, Montana 59802       )
              -----------------------------

                                  SCHEDULE "A"

                              BRITT MINERALS, INC.
                                 PROFIT AND LOSS
                          JANUARY THROUGH DECEMBER 1998

                                                                 JAN - DEC. '98
                                                                 --------------
                  Ordinary Income/Expense
                      Expense
                           Bank Service Charges                           30.00
                           Claim Fees
                               Assessment                             27,349.43
                               Lease Contracts                           150.00
                                                                     ----------
                           Total Claim Fees                           27,499.43

                           Contract Services
                               Land Man                               24,168.54
                                                                     ----------
                           Total Contract Services                    24,168.54

                           Field Supplies                             12,575.67
                           Geological Exploration & Geophy            14,199.22
                           Office Expenses
                               Office Supplies                            18.00
                                                                     ----------
                           Total Office Expenses                          18.00

                           Publications                                   60.00
                                                                     ----------

                      Total Expense                                   78,550.86
                                                                     ----------
                  Net Ordinary Income                                -78,550.86
                                                                     ----------

                  NET INCOME                                         -78,550.86
                                                                     ==========

                              BRITT MINERALS, INC.
                                 PROFIT AND LOSS
                         JANUARY THROUGH SEPTEMBER 1999

                                                                                     JAN - SEPT. '99
                                                                                     ---------------
                  Ordinary Income/Expense
                      Expense
                           Bank Service Charges                                                 32.10
                           Claim Fees
                               Assessment                                                   17,466.00
                               Bonds                                                         5,410.00
                               Lease Contracts                                               3,107.49
                                                                                   ------------------
                           Total Claim Fees                                                 25,983.49
                           Contract Services
                               Lab Fees                                                      2,604.97
                               Land Man                                                      2,026.59
                                                                                   ------------------
                           Total Contract Services                                           4,631.56

                           Field Expenses                                                      573.72
                           Field Supplies                                                      155.18
                           Geological Exploration & Geophy                                  27,021.70
                           Memberships                                                       1,000.00
                           Office Expenses
                               Office Supplies                                                 132.80
                               Postage and Delivery                                             32.40
                               Printing & Copies                                                30.50
                                                                                   ------------------
                           Total Office Expenses                                               195.70

                           Professional Fees
                               Accounting                                                      185.00
                               Meetings                                                        561.00
                                                                                   ------------------
                           Total Professional Fees                                             746.00

                           Publications                                                      1,454.15
                           Rent                                                                 58.00
                           Travel & Entertainment
                               Lodging                                                         394.60
                               Meals                                                            16.75
                               Travel                                                        1,817.21
                                                                                   ------------------
                           Total Travel & Entertainment                                      2,228.56
                      Total Expenses                                                        64,080.16
                                                                                   ------------------
                  Net Ordinary Income                                                      -64,080.16
                  Other Income/Expense
                      Other Income                                                              59.58
                                                                                   ------------------
                      Total Other Income                                                        59.58

                  Net Other Income                                                              59.58
                                                                                   ------------------

                  NET INCOME                                                               -64,020.58
                                                                                   ==================

                              BRITT MINERALS, INC.
                                 PROFIT AND LOSS
                         JANUARY THROUGH SEPTEMBER 1999

                                                                                       SEPT. 30, '99
                                                                                       -------------
                  ASSETS
                      Current Assets
                           Checking/Savings
                               Missoula Federal Credit Union                                 1,226.68
                               Missoula Federal Credit Union-S                                 101.88
                                                                                ---------------------
                           Total Checking/Savings                                            1,328.56

                      Total Current Assets                                                   1,328.56
                                                                                ---------------------
                  TOTAL ASSETS                                                               1,328.56
                                                                                =====================

                  LIABILITIES & EQUITY

                      Equity
                           Investor
                               Carlson                                                         100.00
                               Ellsworth                                                       100.00
                               Global Gold                                                 143,700.00
                                                                                ---------------------
                           Total Investor                                                  143,900.00

                           Retained Earnings                                               -78,550.86
                           Net Income                                                      -64,020.58
                                                                                ---------------------
                      Total Equity                                                           1,328.56
                                                                                ---------------------
                  TOTAL LIABILITIES & EQUITY                                                 1,328.56
                                                                                =====================

                                   SCHEDULE B
                        LIST OF MINERAL CLAIMS AND LEASES

                       STATE OF MONTANA LODE MINING CLAIMS


Claim Name                                 Serial Number                                  County
-----------------------------------------  ---------------------------------------------- ----------------------------
BB 5052 to 5054                            MMC 205425 to 205427                           Blaine
BB 5152 to 5153                            MMC 205428 to 205429                           Blaine
LT 5050 to 5055                            MMC 205430 to 205435                           Blaine
LT 5150 to 5159                            MMC 205436 to 205445                           Blaine
LT 5258 to 5259                            MMC 205446 to 205447                           Blaine
HW1 to HW6                                 MMC 205515-205520                              Chouteau
GC 1 to GC 44                              MMC 204684-204727                              Philips
WC 5050 to 5054                            MMC 204804 to 204808                           Philips
WC 5150 to 5154                            MMC 204809 to 204813                           Philips
WC 5247 to 5254                            MMC 204814 to 204821                           Philips
WC 5350 to 5354                            MMC 204822 to 204826                           Philips
L 5155 to 5159                             MMC 204834 to 204838                           Philips
L 5255 to 5256                             MMC 204839 to 204840                           Philips
MC 5050 to 5054                            MMC 204841 to 204845                           Philips
MC 5150 to 5159                            MMC 204846 to 204855                           Philips
SB 4552 to 4553                            MMC 204856 to 204857                           Philips
SB 5152                                    MMC 204858                                     Philips
SB 5252                                    MMC 204859                                     Philips
SB 5357 to 5358                            MMC 204860 to 204861                           Philips
SB 5457 to 5458                            MMC 204862 to 204863                           Philips
WC 5042 to 5046                            MMC 205472 to 205476                           Philips
WC 5142 to 5146                            MMC 205477 to 205481                           Philips
WC 5242 to 5446                            MMC 205482 to 205486                           Philips
GOLD 5                                     MMC 204950                                     Rosebud
GOLD 6                                     MMC 205401                                     Rosebud
GOLD 9                                     MMC 205402                                     Rosebud
GOLD 10                                    MMC 205403                                     Rosebud

All ownership rights in the Z claim group which consists of the Z #1 and #2 Lode Mining Claims (BLM Serial Numbers MTMMC 205470 and 205471) located in Sections 16 and 20, T25N, R25E, M.P.M., Philips County, Montana.

                       MONTANA STATE METALLIFEROUS LEASES


Lease Name                                Acres                        County                     Serial Number
----------                                -----                        ------                     -------------
Rattler Gulch                              160                         Granite                      M-1943-99
Teigen Butte                               160                        Petroleum                     M-1947-99
Laird Creek                                480                         Liberty                      M-1944-98
Yellow Water Butte                         156                        Petroleum                     MTM88979
Three Buttes                                80                        Petroleum                     MTM88980

                                  SCHEDULE "C"

          to that Share Purchase Agreement dated as of October 15, 1999

             CORPORATION ASSETS, ENCUMBRANCES, LITIGATION AND OTHER
                              MATERIAL INFORMATION

                                   THE ROYALTY

                                  SCHEDULE "D"

                              MINERAL ROYALTY DEED

         This mineral royalty deed is made between Britt Minerals, Inc., a Montana corporation whose address is 921 West Spruce Street, Missoula, Montana 59802 (referred to in this deed as "Britt"), and the following persons (collectively referred to in this deed as the "Grantees"):

(a) Peter Ellsworth, whose address is 265 Benton Avenue, Missoula, Montana 59801, a three-fourths of one percent (0.75%) royalty interest; and

(b) Garry J. Carlson, whose address is 921 Spruce Street, Missoula, Montana 59802, a three-fourths of one percent (0.75%) royalty interest.

         FOR VALUE RECEIVED, Britt hereby grants, sells, assigns, transfers, and conveys to the Grantees, as tenants in common, and to the Grantees' heirs and assigns, a gross overriding royalty (referred to in this deed as the "Gross Overriding Royalty"), in the amounts and on the terms and conditions described in this deed, in all gem and industrial diamonds (referred to in this deed as "Diamonds") recovered, sorted and graded from the mineral rights located in ________ County, Montana, described below (referred to in this deed as the "Mineral Rights"):

                            [DESCRIBE MINERAL RIGHTS]

         Each of the Grantees is entitled to receive a Gross Overriding Royalty which is equal to the percentages specified above of the "Appraised Value" (as defined in this deed, and reconciled as provided for in this deed) of all Diamonds recovered, sorted and graded from the Mineral Rights, free and clear of all costs of development and operation, and subject only to taxes and royalties (except income taxes) and the fees and expenses of graders as provided for in this agreement.

         "Appraised Value" means the valuation in American Dollars of the Diamonds at the minesite determined by an independent grade appointed by Britt. The independent grader shall be duly qualified and accredited, and shall sort, grade and value the Diamonds in accordance with industry standards, having regard to, but without limiting the generality of the foregoing, the commercial demand for the Diamonds, the grades of the Diamonds (gem or industrial), and the colors, sizes and clarity of the Diamonds. The independent valuator shall value each particular classification of the Diamonds in accordance with the industry pricebooks, standards and formulas.

         The Gross Overriding Royalty will be calculated and paid within 30 days of the end of each calendar quarter, based on all Diamonds from the Mineral Rights which were graded in that calendar quarter.

         Within 90 days after Britt has received payment for all Diamonds from the Mineral Rights which were graded in a calendar years, it will reconcile the Appraised Value (deducting only taxes, royalties and the fees and expenses of graders as aforesaid) of all such Diamonds with the actual proceeds received by Britt from the sale of those Diamonds (deducting only taxes, royalties and the fees and expenses of graders as described above), and provide to the Grantees a statement showing all pertinent information in sufficient detail to explain the calculation of the royalty payment. If the aggregate proceeds (deducting only royalties and the fees and expenses of graders as described above) are greater than the Appraised Value, Britt will pay each Grantee its proportionate share of the excess. if the Appraised Value is greater than the aggregate proceeds (deducting only taxes royalties and the fees and expenses of graders as described above), then each Grantee will pay to Britt its proportionate share of the excess.

         All Gross Overriding Royalty payments shall be considered final and in full satisfaction of all obligations of Britt with respect to those Gross Overriding Royalties, unless a Grantee gives Britt written notice describing and setting forth a specific objection to the calculation of the Gross Overriding Royalty within 12 months after receipt by the Grantee of the statement provided for above. If the Grantee objects to a particular statement, the Grantee shall, for a period of 30 days after Britt's receipt of notice of the objection, have the right upon reasonable notice and at a reasonable time, to have Britt's accounts and records relating to the calculation of the Gross Overriding Royalty in question audited by a chartered accountant acceptable to the Grantee and to Britt. If the audit determines that there has been a deficiency or any excess in the payment made to the Grantee, the deficiency or excess shall be resolved by adjusting the next quarterly Gross Overriding Royalty payment due under this deed. The Grantee shall pay all costs of the audit unless a deficiency of more than ten percent (10%) of the amount due is determined to exist, in which case Britt will pay the costs of the audit. All books and records used by Britt for adjustment in such 12-month period shall establish the correctness and preclude the filing of exceptions or making of claims for adjustment thereon.

         In addition, if Britt conducts an audit, either internally or by an independent auditor, of the operations on or in respect of the Mineral Rights, each of the Grantees will be notified and, at its request, will be provided with a copy of the portion or portions of such audit which pertain to production statistics.

         Dated November __, 1999.

                                            BRITT MINERALS, INC.



                                            By:  _____________________________
                                                     Peter Ellsworth, President



ATTEST:

By: /s/ Garry J. Carlson
    ----------------------------------------
        Garry J. Carlson, Secretary

STATE OF MONTANA                    )
                                    :SS
COUNTY OF MISSOULA                  )

         This instrument was acknowledged before me on November ___, 1999, by Peter Ellsworth and Garry J. Carlson as the President and Secretary of Britt Minerals, Inc.

                                    --------------------------------------------
         (SEAL) Notary Public for the State of Montana Residing at ________________________________
                                    My commission expires ______________________